UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 16, 2013
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On July 16, 2013, Corporate Office Properties Trust (the “COPT”), the general partner of Corporate Office Properties, L.P. (“COPLP”), entered into the Thirtieth Amendment (the “COPLP Amendment”) to the Second Amended and Restated Limited Partnership Agreement (as amended, the “Partnership Agreement”) of COPLP. The COPLP Amendment, which is attached hereto as Exhibit 99.1, was entered into in order to update the Partnership Agreement for certain changes in the ownership of COPLP. Other than to reflect such changes, the COPLP Amendment contains no substantive terms.

On July 16, 2013, COPT and COPLP (collectively referred to herein as the “Registrants”) entered into a second amendment to credit agreement with a group of lenders for which J.P. Morgan Securities LLC and KeyBanc Capital Markets acted as joint lead arrangers and joint book runners, KeyBank National Association acted as administrative agent and JPMorgan Chase Bank, N.A. and Bank of America, N.A. acted as co-syndication agents (the “Credit Agreement Amendment”) to amend the credit agreement entered into on August 5, 2011 governing the Registrants’ revolving credit facility (as amended, the “Credit Agreement”). See the description of this matter in Item 2.03 below.

On July 16, 2013, the Registrants entered into a second amendment to term loan agreement with a group of lenders for which J.P. Morgan Securities LLC and KeyBanc Capital Markets acted as joint lead arrangers and joint book runners, KeyBank National Association acted as administrative agent and JPMorgan Chase Bank, N.A. and Bank of America, N.A. acted as co-syndication agents (the “2011 Term Loan Amendment”) to amend a term loan agreement entered into by the Registrants on August 5, 2011 (as amended, the “2011 Term Loan”). See the description of this matter in Item 2.03 below.

On July 16, 2013, the Registrants entered into a first amendment to term loan agreement with a group of lenders for which J.P. Morgan Securities LLC and KeyBanc Capital Markets acted as joint lead arrangers and joint book runners, KeyBank National Association acted as administrative agent and JPMorgan Chase Bank, N.A. acted as syndication agent (the “2012 Term Loan Amendment”) to amend a term loan agreement entered into by the Registrants on February 14, 2012 (as amended, the “2012 Term Loan”). See the description of this matter in Item 2.03 below.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement Amendment
On July 16, 2013, the Registrants entered into the Credit Agreement Amendment. The Credit Agreement Amendment includes the following provisions:

•
an extension of the maturity date of the Credit Agreement from September 1, 2014 to July 14, 2017, with the ability for COPLP to extend such maturity by one year at its option, provided that there is no default under the facility and COPLP pays an extension fee of 0.15% of the total availability of the facility;

•
changes to the interest terms of the facility such that the variable interest rate is based on one of the following, to be selected by COPLP: (1) the LIBOR rate for the interest period designated by COPLP (customarily the 30-day rate) plus 0.975% to 1.75%, as determined by the credit ratings assigned to COPLP by Standard & Poor’s Rating Services, Moody’s Investor Services, Inc. or Fitch Ratings Ltd. (collectively, the “Ratings Agencies”); or (2)(a) the greater of: (i) the prime rate of the lender then acting as the administrative agent, (ii) the Federal Funds Rate, as defined in the Credit Agreement, plus 0.50% or (iii) the LIBOR rate for a one-month interest period plus 1.0%; plus (b) 0.00% to 0.75%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies;

•
changes to the quarterly fee carried by the facility. Such fee is based on the average daily amount of the lenders’ aggregate commitment multiplied by a per annum rate of 0.125% to 0.35%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; and

•	certain changes to the financial covenants of the Credit Agreement.

The description of the Credit Agreement Amendment contained herein is qualified in its entirety by reference to the terms of the Credit Agreement Amendment, filed as Exhibit 99.2 hereto and incorporated herein by reference.

2011 Term Loan Amendment
On July 16, 2013, the Registrants entered into the 2011 Term Loan Amendment to amend the 2011 Term Loan. The 2011 Term Loan Amendment includes the following provisions:

•
the addition of an additional one-year extension option, such that the 2011 Term Loan, which matures on September 1, 2015, provides COPLP with the ability to extend such maturity by two one-year periods at its option, provided that there is no default under the facility and COPLP pays an extension fee of 0.15% of the amount of the principal balance at the time of extension;

•
changes to the interest terms of the facility such that the variable interest rate is based on one of the following, to be selected by COPLP: (1) the LIBOR rate for the interest period designated by COPLP (customarily the 30-day rate) plus 1.10% to 2.00%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; or (2)(a) the greater of: (i) the prime rate of the lender then acting as the administrative agent, (ii) the Federal Funds Rate, as defined in the 2011 Term Loan, plus 0.50% or (iii) the LIBOR rate for a one-month interest period plus 1.0%; plus (b) 0.10% to 1.00%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; and

•	certain changes to the financial covenants of the 2011 Term Loan.

The description of the 2011 Term Loan Amendment contained herein is qualified in its entirety by reference to the terms of the 2011 Term Loan Amendment, filed as Exhibit 99.3 hereto and incorporated herein by reference.

2012 Term Loan Amendment
On July 16, 2013, the Registrants entered into the 2012 Term Loan Amendment. The 2012 Term Loan Amendment includes the following provisions:

•
provide COPLP with the ability to extend the maturity of the 2012 Term Loan, the maturity date of which is February 14, 2017, by one year at its option, provided that there is no default under the facility and COPLP pays an extension fee of 0.15% of the amount of the principal balance at the time of extension;

•
changes to the interest terms of the facility such that the variable interest rate is based on one of the following, to be selected by COPLP: (1) the LIBOR rate for the interest period designated by COPLP (customarily the 30-day rate) plus 1.10% to 2.00%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; or (2)(a) the greater of: (i) the prime rate of the lender then acting as the administrative agent, (ii) the Federal Funds Rate, as defined in the 2012 Term Loan, plus 0.50% or (iii) the LIBOR rate for a one-month interest period plus 1.0%; plus (b) 0.10% to 1.00%, as determined by the credit ratings assigned to COPLP by the Ratings Agencies; and

•	certain changes to the financial covenants of the 2012 Term Loan.

The description of the 2012 Term Loan Amendment contained herein is qualified in its entirety by reference to the terms of the 2012 Term Loan Amendment, filed as Exhibit 99.4 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired
None
(b)    Pro Forma Financial Information
None
(c)    Shell Company Transactions
None
(d)    Exhibits

Exhibit Number	Exhibit Title
99.1	Thirtieth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated July 16, 2013.
99.2
Second Amendment to Credit Agreement, dated as of July 16, 2013, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; J.P. Morgan Securities LLC; KeyBanc Capital Markets; KeyBank National Association; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; Royal Bank of Canada; Wells Fargo Bank, National Association; Barclays Bank PLC; PNC Bank, National Association; Capital One, N.A., Regions Bank; Manufacturers and Traders Trust Company; and SunTrust Bank.

99.3
Second Amendment to Term Loan Agreement, dated as of July 16, 2013, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; J.P. Morgan Securities LLC; KeyBanc Capital Markets; KeyBank National Association; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; Royal Bank of Canada; Barclays Bank PLC; PNC Bank, National Association; Wells Fargo Bank, National Association; Capital One, N.A.,Regions Bank; Manufacturers and Traders Trust Company; and SunTrust Bank.

99.4
First Amendment to Term Loan Agreement, dated as of July 16, 2013, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; J.P. Morgan Securities LLC; KeyBanc Capital Markets; KeyBank National Association; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; PNC Bank, National Association; Royal Bank of Canada; and Wells Fargo Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Stephen E. Riffee		/s/ Stephen E. Riffee
	Stephen E. Riffee		Stephen E. Riffee
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	July 19, 2013	Dated:	July 19, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Thirtieth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated July 16, 2013.
99.2
Second Amendment to Credit Agreement, dated as of July 16, 2013, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; J.P. Morgan Securities LLC; KeyBanc Capital Markets; KeyBank National Association; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; Royal Bank of Canada; Wells Fargo Bank, National Association; Barclays Bank PLC; PNC Bank, National Association; Capital One, N.A., Regions Bank; Manufacturers and Traders Trust Company; and SunTrust Bank.

99.3
Second Amendment to Term Loan Agreement, dated as of July 16, 2013, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; J.P. Morgan Securities LLC; KeyBanc Capital Markets; KeyBank National Association; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; Royal Bank of Canada; Barclays Bank PLC; PNC Bank, National Association; Wells Fargo Bank, National Association; Capital One, N.A.,Regions Bank; Manufacturers and Traders Trust Company; and SunTrust Bank.

99.4
First Amendment to Term Loan Agreement, dated as of July 16, 2013, by and among Corporate Office Properties, L.P.; Corporate Office Properties Trust; J.P. Morgan Securities LLC; KeyBanc Capital Markets; KeyBank National Association; JPMorgan Chase Bank, N.A.; Bank of America, N.A.; PNC Bank, National Association; Royal Bank of Canada; and Wells Fargo Bank, National Association.